UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017

ALPHA ENERGY, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 17th Street, 2800 South, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 215-801-5071

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Ofﬁcers; Election of Directors; Appointment of Certain Ofﬁcers; Compensatory Arrangements of Certain Ofﬁcers.

On December 4, 2017, the resignation of Karen Ziegler was accepted by the Board of Directors and John F. Lepin was appointed as temporary director to serve until the next regularly scheduled election of directors. There were no disagreements between the departing director and the Company.

John Lepin has over 30 years of experience in accounting, taxation, and management.

Mr. Lepin has been self employed as an Independent Consultant Interim Controller since 2011 where he handled financial reporting, creating and analyzing consolidated Balance Sheet, Income, Cash Flow and Lease Operating Statements for internal and external clients.

Exhibits

No.	Exhibits

99.1	Karen Ziegler resignation

99.2	Minutes accepting resignations and appointing

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2017

ALPHA ENERGY, INC.

/s/ John M. Devlin, Jr.

John M. Devlin, Jr.,

Director

EXHIBIT INDEX

No.	Exhibits

99.1	Karen Ziegler resignation

99.2	Minutes accepting resignations and appointing